SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 30, 2003

BOYD GAMING CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of

Incorporation or Organization)

001-12882	88-0242733
(Commission File Number)	(I.R.S. Employer Identification No.)

2950 Industrial Road

Las Vegas, Nevada 89109

(Address of Principal Executive Offices) (Zip Code)

(702) 792-7200

(Registrant’s telephone number,

including area code)

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits:

99.1	Text of Press Release dated July 30, 2003.

Item 12.    Results of Operations and Financial Condition.

On July 30, 2003, Boyd Gaming Corporation issued an earnings release announcing its financial results for the quarter ended June 30, 2003. A copy of the earnings release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Current Report on Form 8-K, including the exhibits attached hereto, is furnished pursuant to Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOYD GAMING CORPORATION

Date: July 30, 2003	/s/ ELLIS LANDAU
Ellis Landau Executive Vice President, Chief Financial Officer and Treasurer

Index to Exhibits

Exhibit	Description
99.1	Text of Press Release dated July 30, 2003